THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 16th_ day of August, 2012 by and among ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation and the sole member of the sole general partner of Borrower ("Parent") and RBS CITIZENS, N.A., a national banking association ("RBS Citizens"), as Administrative Agent for itself and its co-lenders, and as L/C Issuer (RBS Citizens, in its respective capacities under the Credit Agreement and the other Loan Documents, being referred to herein as the "Bank").

WITNESSETH:

WHEREAS, Borrower, Parent and the Bank are parties to a certain Credit Agreement dated as of September 7, 2011, as amended by that certain First Amendment to Credit Agreement dated as of December 6, 2011 (the "First Amendment"), as further amended by that certain Second Amendment to Credit Agreement dated as of May 21, 2012 (the "Second Amendment") (said Credit Agreement, as so amended by the First Amendment and the Second Amendment, and as from time to time may be further amended, modified, or restated, the "Credit Agreement"; and

WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Credit Agreement, including to provide for an increase in the amount of the Aggregate Commitments from $75,000,000.00 to $81,500,000.00, as set forth below in this Amendment; and

WHEREAS, the Bank has agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. (a) All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and (b) "Third Amendment Effective Date" means the date of this Amendment.

2.	Amendments to Credit Agreement.

a.	Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement, entitled "Definitions and Accounting Terms" is hereby modified and amended as follows:

i.	Section 1.01 of the Credit Agreement, entitled "Defined Terms" is hereby modified and amended as follows:

a)	By deleting in the entirety the definition of "Aggregate Commitments", as presently appearing therein, and by substituting in place thereof the following:

1

"Aggregate Commitments" means the Commitments of all the Lenders, which, as of the Third Amendment Effective Date, total Eighty-One Million Five Hundred Thousand Dollars ($81,500,000.00).

b)	By deleting in the entirety the definition of "Borrowing Base", as presently appearing therein, and by substituting in place thereof the following:

"Borrowing Base" means, as of any date of determination, the lesser of (a) the roduct of (i) sixty-five percent (65%), times (ii) the aggregate Borrowing Values of the Borrowing Base Properties, and (b) the Implied Loan Amount. Notwithstanding the foregoing, (a) the amount of the Borrowing Base attributable to any Dark Property shall not exceed ten percent (10%) of the Borrowing Base, and (b) any Borrowing Value or Borrowing Base NOI from the Home Depot Property shall no longer be included in the Borrowing Base after September 7, 2012.

c)	By adding the following new definitions (in alphabetical order) to the definitions presently appearing therein:

"Third Amendment Effective Date" means the "Third Amendment Effective Date" (as defined in the Third Amendment).

"Third Amendment" means the Third Amendment to Credit Agreement, dated as of August 16, 2012, among Borrower, Parent, the Administrative Agent and the Lenders.

b.	Amendment to Schedules to Credit Agreement. The Schedules to the Credit Agreement, as presently appearing therein, are hereby modified and amended as follows:

i.	In Schedule 2.01 to the Credit Agreement, entitled "COMMITMENTS AND APPLICABLE PERCENTAGES", by deleting each reference to "75,000,000.00" in the text, as presently appearing therein, and by substituting in place thereof the figure "81,500,000.00";

c.	References to Credit Agreement. Any and all references in the Loan Documents to the "Credit Agreement" (however defined or described), including, without limitation, with respect to the Obligations evidenced by the Note, shall mean and refer to the Credit Agreement as hereby modified and amended. T

3.	Further Assurances. The Loan Parties shall take any and all such actions and execute any and all such instruments and agreements as the Bank shall reasonably request for the purpose of effectuating this Amendment.

4.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects by each of the Loan Parties. This Amendment shall not be deemed a waiver of, or

2

consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

5.	Representations and Warranties.

a.	The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the Third Amendment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.
b.	Without limiting the generality of the foregoing, in connection with the execution and delivery of this Amendment, Borrower shall provide Administrative Agent with the following:
i.	An updated Schedule 4.01, with respect to all Borrowing Base Properties as of the Third Amendment Effective Date;
ii.	An updated Schedule 6.13, with respect to all Subsidiaries and other Equity Investments and Equity Interests as of the Third Amendment Effective Date.

All representations and warranties of Borrower and each other Loan Party, as contained in the Credit Agreement or any other Loan Document shall at all times be applicable with respect to the items set forth in said updated Schedule 4.01 and Schedule 6.13 as of the Third Amendment Effective Date (notwithstanding any existing references in the Credit Agreement or other Loan Documents to the prior Schedule 4.01 and Schedule 6.13 as of the Closing Date).

6.	Regarding Mortgage and other Collateral. The respective indebtedness, liabilities, and other Obligations of the Loan Parties under the Loan Documents, as modified or otherwise provided herein, are and shall continue to be secured by each of the Mortgages, and any and all other Collateral as set forth under the Loan Documents.

7.	Waiver of Claims. Each Loan Party acknowledges and agrees that as of the date hereof, it does not have any claims, counterclaims, offsets, or defenses against the Bank directly or indirectly relating to such Loan Party's relationship with, and/or the Obligations under, the Loan Documents, and to the extent that such Loan Party currently has or ever had prior to the date hereof any such claims, counterclaims, offsets, or defenses against the Bank, such Loan Party affirmatively WAIVES the same and, on behalf of itself and its

3

representatives, successors and assigns, hereby RELEASES, and forever discharges the Bank and its officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof related to the same.
8.	Modification Fee. In connection with the execution and delivery of this Amendment by the Bank, the Loan Parties hereby acknowledge and agree that the Bank shall have fully earned a "Modification Fee" (so referred to herein) payable by the Borrower in the amount of $65,000.00, which Modification Fee shall be in addition to any and all other fees and other amounts paid and/or to be paid by the Borrower and/or any other Loan Party pursuant to this Amendment or the other Loan Documents. The Modification Fee shall be due and payable in full in connection with the execution and delivery of this Amendment in good and sufficient funds immediately available to the Bank. Without limiting the generality of the foregoing, the Modification Fee shall in all events constitute Obligations secured by each Mortgage.
9.	Reimbursement of Fees and Expenses. Without limiting the terms and conditions of the Credit Agreement and the other Loan Documents, Borrower hereby agrees to pay to the Bank on demand all of Lender's reasonable legal, and other out-of-pocket fees and expenses incurred by the Bank in connection with its due diligence and the negotiation, preparation, and execution of this Agreement and all documents, instruments, and agreements incidental thereto and contemplated herein.
10.	Conditions to Effectiveness. The agreements of the Bank hereunder shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Bank:
a.	This Amendment and all instruments, documents, and agreements contemplated herein shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Bank, including, without limitation, satisfaction of the conditions set forth in Section 4.06 of the Credit Agreement with respect to the additional Mortgages being granted to the Bank in connection with the execution and delivery of this Amendment.
b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance, respectively, by the Loan Parties pursuant to this Amendment and all instruments, documents, and agreements contemplated herein shall have been duly and effectively taken.
c.	The Borrower shall have paid the Modification Fee.
d.	The Borrower shall have paid all attorneys' reasonable fees and expenses and all title insurance premiums incurred with respect to the additional Mortgages being

4

granted to the Bank in connection with the execution and delivery of this Amendment.

e.	The Bank shall have received such other certificates, documents, instruments, opinions, consents, waivers, information, materials and/or agreements as the Bank shall reasonably require in form and substance satisfactory in all respects to the Bank.
11.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
12.	Counterparts. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.	Miscellaneous. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment.

[remainder of page left intentionally blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

ARC PROPERTIES OPERATING

PARTNERSHIP, L.P., a Delaware limited partnership

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

PARENT:

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Third Amendment to ARCP Credit Agreement

RBS CITIZENS, N.A., as Administrative Agent
for itself and its co-lenders as L/C Issuer and as
Lender

By: /s/ Donald Woods______

Name: Donald Woods

Title: SVP

Third Amendment to ARCP Credit Agreement

The undersigned, American Realty Capital Properties, Inc., as Guarantor under that certain Parent Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Parent Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Third Amendment to ARCP Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

American Realty Capital Partners, LLC

ARC Income Properties III, LLC

CRE JV Mixed Five CT Branch Holdings LLC

CRE JV Mixed Five IL 2 Branch Holdings LLC

CRE JV Mixed Five IL 3 Branch Holdings LLC

CRE JV Mixed Five IL 4 Branch Holdings LLC

CRE JV Mixed Five IL 5 Branch Holdings LLC

CRE JV Mixed Five MI 1 Branch Holdings LLC

CRE JV Mixed Five MI 2 Branch Holdings LLC

CRE JV Mixed Five MI 3 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 5 Branch Holdings LLC

CRE JV Mixed Five MI 6 Branch Holdings LLC

CRE JV Mixed Five MI 7 Branch Holdings LLC

CRE JV Mixed Five NH Branch Holdings LLC

CRE JV Mixed Five OH 1 Branch Holdings LLC

CRE JV Mixed Five OH 2 Branch Holdings LLC

CRE JV Mixed Five OH 3 Branch Holdings LLC

CRE JV Mixed Five OH 4 Branch Holdings LLC

CRE JV Mixed Five OH 5 Branch Holdings LLC

CRE JV Mixed Five OH 6 Branch Holdings LLC

CRE JV Mixed Five OH 7 Branch Holdings LLC

CRE JV Mixed Five PA Branch Holdings LLC

CRE JV Mixed Five VT Branch Holdings LLC

ARCP DGBLVAR001, LLC

ARCP DGCRLAR001, LLC

ARCP DGGRFAR001, LLC

ARCP DGJNBIL001, LLC

ARCP AAFNTMI001, LLC

ARCP AAYLNMI001, LLC

ARCP DGLSNM0001, LLC

ARCP DGASGM0001, LLC

ARCP DGBRNM0001, LLC

ARCP DGCTNM0001, LLC

ARCP DGASDM0001, LLC

ARCP DGDMDM0001, LLC

ARCP DGBLFM0001, LLC

ARCP DGAPCM0001, LLC

ARCP DGCMROK001, LLC

Third Amendment to ARCP Credit Agreement

ARCP WGMRBSC001, LLC

ARCP WGEPTMI001, LLC

ARCP GSFRENY001, LLC

ARCP JIMPTIA01, LLC

ARC FEMTVIL001, LLC

ARC FEEVLIN001, LLC

ARC FEMTPPA001, LLC

ARC FECCTOH001, LLC

ARC FELDNKY002, LLC

ARC FEKKEIL001, LLC

ARC Income Properties, LLC,

each a Delaware limited liability company

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

ARC TRS Corp,. a Delaware corporation

By: /s/ Jesse C. Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Third Amendment to ARCP Credit Agreement